UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

July 21, 2021

Slack Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38926	26-4400325
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Howard Street

San Francisco, California 94105

(Address of principal executive offices) (Zip Code)

(415) 630-7943

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	WORK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously announced, on December 1, 2020, Slack Technologies, Inc., a Delaware corporation (“Slack”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with salesforce.com, inc., a Delaware corporation (“Salesforce”), Skyline Strategies I Inc., a Delaware corporation and a wholly owned subsidiary of Salesforce (“Merger Sub I”), and Skyline Strategies II LLC, a Delaware limited liability company and a wholly owned subsidiary of Salesforce (“Merger Sub II”). The Merger Agreement provides for the merger of Merger Sub I with and into Slack, with Slack continuing as the surviving corporation (the “Surviving Corporation”) and a direct, wholly owned subsidiary of Salesforce (the “First Merger”), immediately followed by a second merger of the Surviving Corporation into Merger Sub II, with Merger Sub II continuing as the surviving company (the “Surviving Entity”, and such second merger, the “Second Merger” and together with the First Merger, the “Mergers”). The events described in this Current Report on Form 8-K took place in connection with the completion of the Mergers.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On July 21, 2021 (the “Closing Date”), Salesforce completed its previously announced acquisition of Slack. Pursuant to the Merger Agreement, Merger Sub I merged with and into Slack, with Slack continuing as the Surviving Corporation and a wholly owned subsidiary of Salesforce, and immediately following the First Merger, the Surviving Corporation merged into Merger Sub II, with Merger Sub II continuing as the surviving company.

Pursuant to the Merger Agreement, at the effective time of the First Merger (the “First Effective Time”), each share of Class A common stock and Class B common stock (together, the “Common Stock”) of Slack issued and outstanding immediately prior to the First Effective Time (other than any shares owned by Slack, Salesforce and their respective subsidiaries or any shares held in Slack’s treasury) was converted into the right to receive 0.0776 shares of Salesforce common stock and $26.79 in cash, without interest and subject to applicable withholding taxes.

Slack’s definitive proxy statement, filed with the Securities and Exchange Commission (the “SEC”) on January 29, 2021 contains additional information about the Mergers and the other transactions contemplated by the Merger Agreement, including information concerning the interests of directors, executive officers and affiliates of Slack in the Mergers.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On the Closing Date, Slack notified The New York Stock Exchange (the “NYSE”) that the First Merger had been completed, and requested that the NYSE (i) suspend trading of Slack’s Class A common stock on the NYSE, (ii) withdraw Slack’s Class A common stock from listing on the NYSE prior to the open of trading on the Closing Date and (iii) file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”), on Form 25 in order to effect the delisting of Slack’s Class A common stock from the NYSE and deregister Slack’s Class A common stock under Section 12(b) of the Exchange Act. After the filing of the Form 25, Slack’s Class A common stock will no longer be listed on the NYSE.

Additionally, Slack intends to file with the SEC a certification and notice of termination on Form 15 with respect to Slack’s Class A common stock, requesting that such shares be deregistered under Section 12(g) of the Exchange Act, and that the reporting obligations of Slack under Sections 13(a) and 15(d) of the Exchange Act be suspended.

The information set forth in Item 2.01 is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Items 2.01, 3.01, 5.01 and 5.03 is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

As a result of the First Merger, a change of control of Slack occurred on the Closing Date and Slack became a wholly owned subsidiary of Salesforce. The information set forth in Item 2.01, 3.03 and 5.02 are incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

In connection with the First Merger, at the First Effective Time, (i) each then-existing member of the board of directors of Slack (the “Board”)—Andrew Braccia, Stewart Butterfield, Edith Cooper, Sarah Friar, Sheila Jordan, Mike McNamara, John O’Farrell and Graham Smith—ceased serving in such capacity and (ii) each then-existing executive officer of Slack—Stewart Butterfield, Allen Shim, Robert Frati, Cal Henderson, David Schellhase and Tamar Yehoshua—ceased serving in their respective corporate offices of Slack.

At the effective time of the Second Merger (the “Second Effective Time”), the managing member and officers of Merger Sub II immediately prior to the Second Merger continued in their respective positions as the managing member and officers of the Surviving Entity.

The information set forth in Item 2.01 is incorporated by reference into this Item 5.02.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Second Effective Time, the certificate of formation of Merger Sub II, as in effect immediately prior to the Second Effective Time and as set forth on Exhibit 3.1 hereto, which is incorporated by reference into this Item 5.03, became the certificate of formation of the surviving company in the Second Merger, except that the surviving company’s name was changed to Slack Technologies, LLC. In addition, at the Second Effective Time, the limited liability company agreement of the surviving company was amended and restated in the form set forth in Exhibit 3.2, which is incorporated by reference into this Item 5.03.

Item 8.01.	Other Events.

On the Closing Date, Slack entered into a Pledge Agreement with Salesforce.com/Foundation, a California public benefit corporation (the “Foundation”). As part of the “Slack for Good” initiative, Slack had reserved 1,200,000 shares of its Class B common stock for potential future issuance to fund and support Slack’s social impact initiatives (the “Shares”). Under the Pledge Agreement, Slack has agreed to (i) donate $100,000 to Tides Center for the benefit of the Next Chapter Initiative and (ii) donate the cash value of the Shares less the donation to Tides Center to the Foundation. The Pledge Agreement was considered and unanimously approved by the Board.

On the Closing Date, in connection with the Mergers, Stewart Butterfield, the Chief Executive Officer of Slack, executed a written consent terminating the Holder Voting Agreements, each dated on or around May 24, 2019, as amended and/or supplemented from time to time by and among each of the stockholders named therein and Stewart Butterfield, as the proxyholder, effective as of, and contingent upon the closing of the Mergers.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of December 1, 2020, by and among Slack Technologies, Inc., salesforce.com, inc., Skyline Strategies I Inc. and Skyline Strategies II LLC (incorporated by reference to Exhibit 2.1 to Slack’s Current Report on Form 8-K filed with the SEC on December 1, 2020)

3.1	Amended and Restated Certificate of Formation of Slack Technologies, LLC

3.2	Amended and Restated Limited Liability Company Agreement of Slack Technologies, LLC

104	The cover page of this Current Report on Form 8-K, formatted in inline XBRL (included as Exhibit 101)

*

Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K, and Slack agrees to furnish supplementally to the SEC a copy of any omitted exhibits or schedules upon request; provided that Slack may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2021	SLACK TECHNOLOGIES, INC.

	By:	/s/ Allen Shim
	Name:	Allen Shim
	Title:	Chief Financial Officer